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Exhibit 10.10

THE GFI BROKERS LIMITED GUARDIAN TRUST
DATED THE 6th DAY OF OCTOBER 2003

THIS TRUST is made the 6th day of October Two Thousand and Three

BETWEEN

(1)
GFI BROKERS LIMITED of 9 Hewett Street, London EC2A 3RP ("GFI")

(2)
MTM (ISLE OF MAN) LIMITED of Fernleigh House, Palace Road, Douglas, Isle of Man IM2 4LB ("the Trustees" which expression shall where the context so admits include the trustees or trustee for the time being of this Trust)

WHEREAS

1)
(A) GFI wishes to make this Trust and has transferred or delivered to the Trustees or otherwise placed under their control the property specified in the Second Schedule and from time to time further monies investments or other property may be paid or transferred to the Trustees by way of addition to be held for the benefit of the Family of employees of GFI (including the provision of benefits in respect of accidental death in service) and other persons (including Charities but not employees) in manner hereinafter appearing but not so as to provide relevant benefits (as defined by Section 612 Income and Corporation Taxes Act 1988) to any person

(B)
It is intended that this Trust shall be irrevocable

NOW THIS DEED WITNESSES as follows

1      Definitions

        IN this Trust where the context so admits

  (a)
  "the Trust Fund" shall mean

  (i)
  the property specified in the Second Schedule and

  2)
  (ii)    all money investments or other property paid or transferred by any person or persons to or so as to be under the control of and (in either case) accepted by the Trustees as additions and

  3)
  (iii)    all accumulations (if any) of income directed to be held as an accretion to capital and

  4)
  (iv)    the money investments and property from time to time representing the above

  (b)
  "the Trust Period" shall mean the period ending on the earlier of

  (i)
  the last day of the period of 80 years from the date of this Trust which period (and no other) shall be the applicable perpetuity period or

  (ii)
  such date as the Trustees shall by deed at any time or times specify (not being a date earlier than the date of execution of any such deed or later than a date previously specified)

  (c)
  "the Accumulation Period" shall mean the period of 21 years from the date of this Trust or the Trust Period if shorter

  (d)
  "the Beneficiaries" shall mean

  (i)
  the members of the Family of the present directors officers or employees of GFI;

  (ii)
  the members of the Family of the future directors officers or employees of GFI and;

  (iii)
  any body whose objects are exclusively charitable under the law of England and Wales

    PROVIDED THAT neither GFI nor any person or persons who previously may have added property to the Trust Fund nor any employee (former, present or current) of GFI shall be one of the Beneficiaries

  (e)
  "Family" means wife or husband, widow or widower, parents, grandparents, great-grand parents, siblings, aunts, uncles, nephews, nieces, fathers-in-law, mothers-in-law, children and step-children

  (f)
  references to Inheritance Tax Act 1984 ("ITA") and Income and Corporation Taxes Act 1988 ("ICTA") and to sections of either the ITA or ICTA shall include any statutory modification or re-enactment thereof

  (g)
  no person resident in the Isle of Man for tax purposes, may benefit from this trust whether directly or indirectly

2      Trust for sale

        THE Trustees shall hold the Trust Fund upon trust as to investments or property other than money in their absolute discretion to sell call in or convert into money all or any of such investments or property but with power to postpone such sale calling in or conversion and to permit the same to remain as invested and upon trust as to money with the like discretion to invest the same in their names or under their control in any of the investments authorised by this Trust or by law with power at the like discretion from time to time to vary or transpose any such investments for others so authorised

3      Trusts of added property

        THE Trustees shall hold the Trust Fund upon with and subject to the Trusts powers and provisions and the Trustees shall have the right at any time or times during the Trust Period to accept such additional money investments or other property as may be paid or transferred to them upon these trusts by GFI or any other person either personally or by testamentary act or disposition (including property of an onerous nature the acceptance of which the Trustees consider to be beneficial)

4      Power of appointment

        THE Trustees shall hold the capital and income of the Trust Fund

  (a)
  upon such trusts in favour or for the benefit of all or one or more of the Beneficiaries exclusive of the other or others of them

  (b)
  in such shares or proportions if more than one Beneficiary and

  (c)
  with and subject to such

  (i)
  powers and provisions for maintenance education or other benefit or for the accumulation of income

  (ii)
  administrative powers and

  (iii)
  discretionary or protective powers or trusts

    as the Trustees shall in their absolute discretion appoint

    PROVIDED THAT the exercise of this power of appointment shall

    (i)
    be subject to the application (if any) of the rule against perpetuities

    (ii)
    be by deed or deeds revocable during the Trust Period or irrevocable and executed during the Trust Period

    (iii)
    not invalidate any prior payment or application of all or any part or parts of the capital or income of the Trust Fund made under any other power or powers conferred by this Trust or by law

    (iv)
    not be used so as to benefit any employee (former, present or current) of GFI.

5      Trusts in default of appointment

    5)
    (a)    UNTIL and subject to and in default of any appointment under Clause 4 the Trustees shall pay or apply the income of the Trust Fund to or for the benefit of all or such one or more of the Beneficiaries exclusive of the other or others of them as shall for the time being be in existence and in such shares if more than one and in such manner generally as the Trustees shall in their absolute discretion from time to time think fit

  (b)
  Notwithstanding the provisions of subclause (a) the Trustees may at any time or times during the Accumulation Period in their absolute discretion instead of applying all or any part or parts of the income accumulate the same in the way of compound interest by investing or otherwise applying it and its resulting income from time to time in any applications or investments authorised by this Trust or by law and subject to subclause (c) shall hold such accumulations as an accretion to capital of the Trust Fund

  (c)
  The Trustees may at any time or times during the Accumulation Period apply the whole or any part or parts of the income accumulated under subclause (b) as if it were income arising in the then current year

6      Ultimate default trusts

        SUBJECT as above and if and so far as not wholly disposed of for any reason whatever by the above provisions the capital and income of the Trust Fund shall be held in trust for such Charity or Charities as the Trustees in their absolute discretion shall determine.

7      Administrative powers

        THE Trustees shall in addition and without prejudice to all statutory powers have the powers and immunities set out in the First Schedule provided that the Trustees shall not exercise any of their powers so as to conflict with the beneficial provisions of this Trust

8      Segregation of Funds

  (a)
  Notwithstanding the foregoing provisions of this Trust the Trustees shall have power exercisable in their discretion at any time or times during the Trust Period by deed (revocable during the Trust Period whether with or without the consent of any person(s) or irrevocable) to declare in relation to the capital and income of the whole or any specified part or parts of the Trust Fund that the expression Beneficiaries should be limited to a specified person(s) or class of persons, provided always that this shall not include any employer (former, present or current) of GFI.

  (b)
  Notwithstanding the foregoing provisions of this Trust the Trustees shall have power exercisable in their discretion at any time or times during the Trust Period by deed (revocable during the Trust Period whether with or without the consent of any person(s) or irrevocable) to accept any moneys or property to be held on the terms of the Trust to a class of the Beneficiaries as may be defined by the Trustees by time or any other criteria.

9      Appointment of new trustees—Retirement of Trustees

  (a)
  THE power of appointing new trustees shall be vested in GFI

  (b)
  notwithstanding any rule of law or equity to the contrary any person or persons not being resident or domiciled in the Isle of Man may be appointed to be a trustee of this Trust notwithstanding that following such appointment no one of the Trustees and no other person or persons able to perform the trusts shall be resident in the Isle of Man or (if a corporate body) incorporated in the Isle of Man and the receipt of such person or persons for the whole or such part or parts of the Trust Fund as may be paid or transferred to such person or persons pursuant to such appointment shall be a good discharge to any other trustee or trustees accordingly;

  (c)
  a corporation (wherever incorporated) whether or not a trust corporation (which expression shall have the meaning it has under the law of England) may be appointed to be a trustee hereof and in the event that such trustee shall be appointed it shall be appointed on such terms and conditions as to remuneration and otherwise in all respects as the person or persons making the appointment shall prescribe or approve (or in the case of a trust corporation its usual published terms and conditions as to remuneration) and any such corporation may act by its proper officers (whether or not including one or other of the other trustees) in the discharge of its duties as such trustee and in the exercise of the powers and discretions conferred hereby or by law;

  (d)
  The Trustees may retire by giving 30 days' written notice of their intent to retire to GFI, and such retirement shall take effect upon the Trustees executing a Deed of Retirement & Appointment in favour of new Trustees accepting an appointment made by GFI pursuant to sub-clause (a).

10    Exclusion of GFI and general restriction on powers

  (a)
  NO discretion or power by this Trust or by law conferred on the Trustees or any other person shall be exercised and no provision of this Trust shall operate directly or indirectly either

  i)
  so as to prevent the application of Section 86 of the ITA to this Trust or

  ii)
  so as to cause or permit any part of the capital or income of the Trust Fund to become payable to or applicable for the benefit of GFI or any employee (former, present or current) of GFI or any person or persons who shall previously have added property to the Trust Fund

  (b)
  If at any time(s) hereafter the Trustees propose to make any payment or provide any benefit to or for a Beneficiary who is a member of the Family of an employee or a member of the Family of a former employee of GFI and such payment or provision will or might give rise to a liability upon a company within GFI to account for PAYE and/or NIC, then if and when any such payment or provision is made the Trustees shall account directly to the appropriate authorities or the relevant company for all PAYE and/or primary NIC payable in respect thereof (and the Trustees shall have no right against GFI to be reimbursed for such PAYE or NIC)

  (c)
  Notwithstanding any other provisions of this Trust the Trustees shall have no power to make any payment or transfer or create any asset to or for the benefit of any Beneficiary that would give rise to a liability upon GFI for Class 1 or Class 1A NIC except with the prior written consent of GFI and in the event that such consent is given, there shall automatically be revocation of such proportion of the assets appointed an amount equal to the Class 1 or

    Class 1A NIC which applies at the time that such consent is given and held pursuant to the terms of this Instrument.

  (d)
  No property which is comprised in the Trust Fund may be applied for the benefit of any of the categories of person specified in Section 13(2) of the ITA as modified by Section 13(3) of the ITA except to the extent permitted by Section 13(4) of the ITA.

  (e)
  The limitations on the powers of the Trustees contained in this clause shall apply notwithstanding anything otherwise contained or implied in this Trust

11    Recommendations from GFI

  (a)
  In the exercise of their powers and discretions the Trustees shall consider any written suggestions made to them by GFI but the Trustees shall not be bound to comply with any such recommendations

  (b)
  The Trustees may rely without further enquiry on any written information or communication given to them by GFI (but not limited to) information as to whether any individual is or is not a Beneficiary and the Trustees' decision based on any such information shall be final and binding on all parties

12    Proper law forum and place of administration

  (a)
  THE proper law of this Trust shall be that of the Isle of Man and all rights under this Trust and its construction and effect shall be subject to the jurisdiction of and construed according to the laws of the Isle of Man

  (b)
  The courts of the Isle of Man shall be the forum for the administration of this Trust

  (c)
  Notwithstanding the provisions of subclauses (a) and (b) the Trustees shall have power (subject to the application (if any) of the rule against perpetuities) to carry on the general administration of this Trust in any jurisdiction in the world whether or not the Trustees or any of them are for the time being resident or domiciled in or otherwise connected with such jurisdiction

  (d)
  Notwithstanding the provisions of sub-clause (a), the Trustees may at their discretion by deed declare that the proper law of the Trust shall with effect from the date specified in such deed (not being earlier than the date of such deed) be the law of some country other than the Isle of Man or may (if the proper law immediately prior thereto be the law of some country other than the Isle of Man) by any like deed declare the proper law of the Trust to be the law of some other country than that then governing the proper law of the Trust immediately prior to the making of the deed PROVIDED THAT this power shall not be exercised in such manner as to cause any of the dispositions made hereby or any provision herein contained to become invalid or to be set aside or otherwise of no effect AND the Trustee may for this purpose exercise the powers conferred on them to secure that this Trust and any appointment made hereunder shall be valid and enforceable in accordance with the provisions of the law of the country which the Trustees shall then declare to be the proper law.

13    Export of Trust

  13.1
  IN ADDITION and without prejudice to the powers conferred on the Trustees by clause 12 hereunder the Trustees with the consent in writing of GF1 by deed appoint as trustees of the Trust (or of any part of the Trust Fund subject thereto) any corporations or individuals resident in a country other than the Isle of Man as trustees of the Trust and on such appointment the Trustees shall retire and be discharged from the trusts hereof.

  13.2
  In making any such appointment as aforesaid the Trustees may if they think fit declare that the exercise of any of the powers conferred by the Trust on the trustees (and in particular but without prejudice to the generality hereof the powers contained in clauses 2 and 4) may be conditional or dependent upon the consent of any person nominated in such deed other than GFI or the Trustees for the time being of the Deed and in that event no exercise by the trustees so appointed of any such powers or discretions as are expressed to be subject to such consent shall be validly exercised unless such consent has been obtained.

14    Clause headings

        THE clause headings are included for reference only and do not affect the interpretation of this Trust

15    Trust to be irrevocable

        THIS Trust hereby made shall be irrevocable.

16    Counterparts

        This Deed may be entered into in the form of two or more counterparts each executed by one or more of the Parties and facsimile signatures shall be sufficient to bind the Parties and provided all the Parties so enter into the Agreement when duly exchanged, taken together, they shall constitute one instrument which shall bind all the Parties.

17    Date

        This Deed shall be considered as dated on the date of the signatures below or if these are different dates on the latest of such dates.

THE FIRST SCHEDULE

1      Power of investment

  (a)
  THE Trustees may apply any money to be invested in the purchase or acquisition (either alone or jointly with other persons) of such property of whatever nature and wherever situate and whether of a wasting nature involving liabilities or producing income or not or in making such loans with or without security as they think fit so that they shall have the same powers to apply money to be invested as if they were an absolute beneficial owner

  (b)
  The Trustees may exchange property for other property on such terms as they think fit

  (c)
  The Trustees shall not be required to diversify the investment of the Trust Fund

2      Power to lend

        THE Trustees may lend all or any part of the Trust Fund to any Person on such terms (whether or not including provision for the payment of interest) as the Trustees think fit

3      Power to give guarantees

        THE Trustees may guarantee the payment of money and the performance of obligations by any Beneficiary or by any company in which the Trust Fund is invested and may charge all or any part of the Trust Fund in support of such guarantee

4      Power of management

        THE Trustees shall have all the powers of an absolute beneficial owner in relation to the management and administration of the Trust Fund subject to the express terms of this Trust

5      Powers in relation to land and chattels

  (a)
  THE Trustees shall have all the powers of an absolute beneficial owner in relation to the disposition development and improvement of any land comprised in the Trust Fund

  (b)
  The Trustees shall not be bound to maintain any building or other structure on land comprised in the Trust Fund or to preserve or repair any chattels' comprised in the Trust Fund

6      Power to permit enjoyment of trust property

        THE Trustees may permit any Beneficiary or any other person to occupy or enjoy any asset forming all or any part of the Trust Fund on such terms as they think fit

7      Power to insure property

        THE Trustees may insure all or any part of the Trust Fund against any risk for any amount and on such terms as they think fit but shall not be bound to do so

8      Powers in relation to life insurance policies

        THE Trustees may apply all or any part of the Trust Fund in purchasing or maintaining any policy of insurance on the life of any person and shall have all the powers of an absolute beneficial owner in relation to any such policy

9      Power to trade

  (a)
  THE Trustees may trade either alone or in partnership and may exercise all or any of the powers conferred on them by this Trust in connection with such trade

  (b)
  The Trustees shall be entitled to be indemnified out of the Trust Fund against all liability to which they may be subject in connection with such trade

10    Power to promote companies

        THE Trustees may incorporate any company in any part of the world for any purpose in connection with this Trust

11    Powers in relation to companies

  (a)
  THE Trustees may enter into any compromise or arrangement in relation to any company in which the Trust Fund is invested

  (b)
  The Trustees may enter into any arrangements in relation to the winding up or liquidation of any company in which the Trust Fund is invested

  (c)
  The Trustees shall not be bound to inquire into or be involved in the management of any company in which the Trust Fund is invested unless they have knowledge of circumstances which call for inquiry

12    Exclusion of apportionment

        THE statutory and equitable rules of apportionment shall not apply to this Trust and the Trustees may treat all dividends and other payments in the nature of income received by them as income at the date of receipt irrespective of the period for which the dividend or other income is payable

13    Power of appropriation

        THE Trustees may appropriate all or any part of the Trust Fund as they think fit in or towards satisfaction of the interest of any Beneficiary and may for such purpose place such value on any property as they think fit

14    Power to appoint agents

        THE Trustees may employ and pay at the expense of the Trust Fund any agent in any part of the world to transact any business in connection with this Trust without being responsible for the fraud dishonesty or negligence of such agent if employed in good faith

15    Power to employ nominees

        THE Trustees may hold all or any part of the Trust Fund in the name of one or more of the Trustees or of any other person or partnership as nominee on such terms as the Trustees think fit

16    Power to delegate

  (a)
  THE Trustees may engage as investment adviser any person or partnership to advise them on the investment of all or any part of the Trust Fund and they may (without being liable for any consequent loss) delegate to such investment adviser discretion to manage investments on such terms as the Trustees think fit

  (b)
  The Trustees may (without being liable for any consequent loss) delegate to any person the operation of any bank building society or other account

  (c)
  Any Trustee may by deed revocable or irrevocable delegate to another Trustee or any other person the exercise of all or any trusts and powers conferred on such Trustee (other than the power of delegation conferred by this subparagraph) notwithstanding the fiduciary nature of such trusts and powers

17    Power to give indemnities and other commitments

  (a)
  THE Trustees may indemnify any person in respect of any liability relating to this Trust and may charge all or any part of the Trust Fund in connection with such indemnity in such manner as they think fit

  (b)
  The Trustees may enter into any agreement or give any commitment that they think fit relating to the transfer or sale of any business or company in which the Trust Fund is invested

18    Trustee charging

  (a)
  A Trustee to this Trust which is a trust corporation or company authorised to undertake trust business shall be entitled to remuneration in accordance with its published terms for trust business in force from time to time and in the absence of published terms in accordance with such terms as may from time to time be agreed between the Trustee and GFI or (if GFI is unfit unable or unwilling to act) the person or persons by whom the power of appointing new trustees to this Trust is exercisable

  (b)
  A Trustee whether acting as a person engaged in a profession or business or in a personal capacity shall be entitled to all normal professional or other fees for business done services rendered or time spent by such Trustee personally or by such Trustee's firm or company in the administration of this Trust including acts which a Trustee not engaged in any profession or business could have done personally

  (c)
  A Trustee shall be entitled to retain any commission which may be received personally or by such Trustee's firm in respect of any transaction carried out on behalf of this Trust for which such Trustee or Trustee's firm is in the normal course of business allowed commission notwithstanding that the receipt of such commission was procured by an exercise by such Trustee or the Trustees powers over the Trust Fund

19    Power to receive remuneration

        A trustee may act and be remunerated as a director or other employee or as agent or adviser of any business or company in any way connected with the Trust Fund and shall not be liable to account for any remuneration fees or profits received by the Trustee in any such capacity

20    Power to exercise powers notwithstanding personal interest

        THE Trustees may enter into any transaction concerning the Trust Fund (a) notwithstanding that one or more of the Trustees may be interested in the transaction other than as one of the Trustees and (b) without any trustee who is so interested being liable to account for any reasonable incidental profit provided that there is at least one Trustee who is not interested in such transaction other than as one of the Trustees and who approves the transaction

21    Protection of the trustees generally

        NO Trustee shall be liable for any loss to the Trust Fund however arising except as a result of the fraud or dishonesty of such Trustee

22    Release of powers

        THE Trustees may by deed or deeds (and so as to bind successive trustees of this Trust) release or restrict the future exercise of all or any of the powers conferred on them by this Trust

23    Power to vary administrative provisions

        THE Trustees may by deed or deeds amend or add to the Powers set out in Schedule 1 of this Trust provided that no changes may be made so as to benefit any employee of GFI or GFI

THE SECOND SCHEDULE

£1,000.00 (One thousand pounds)

IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year first hereinbefore written

Executed and delivered as a deed by
 GFI BROKERS LIMITED
on the 3rd day of October 2003
acting by the following duly authorised
officers

Director	ANDREW HERRTAGE	/s/ ANDREW HERRTAGE

	Print officers name	Officer to sign above this line
Secretary	STEPHANIE TURK	/s/ STEPHANIE TURK

	Print officers name	Officer to sign above this line

Executed and delivered as a deed by
 MTM (ISLE OF MAN) LIMITED
on the 6th day of October 2003
acting by the following duly authorised
officers

Director	Paul William Garrett	/s/ PAUL WILLIAM GARRETT

	Print officers name	Officer to sign above this line
	For and on behalf of	For and on behalf of
	MTM Secretaries Limited	MTM Secretaries Limited
Secretaries	ALISON CLAIRE RITCHIE	/s/ ALISON CLAIRE RITCHIE

	Print officers name	Officer to sign above this line

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THE GFI BROKERS LIMITED GUARDIAN TRUST DATED THE 6th DAY OF OCTOBER 2003
THE FIRST SCHEDULE
THE SECOND SCHEDULE £1,000.00 (One thousand pounds)